UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported: August 1, 2002)

ELECTRONIC ARTS INC.
(Exact name of registrant as specified in charter)

Commission File No. 0-17948

Incorporated in the State of Delaware

I.R.S. Employer Identification No. 94-2838567

209 Redwood Shores Parkway, Redwood City, California  94065-1175
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: 650-628-1500

Item 5.    Other Events.

On August 1, 2002 Electronic Arts submitted to the Securities and Exchange Commission the Sworn Statement Under Oath of Principal Executive Officer and Principal Financial Officer pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

Item 7.    Financial Statements, Pro Forma Financial Information And Exhibits.

(c)  Exhibits

Exhibit Number	Description
99.1	The Sworn Statement Under Oath of Lawrence F. Probst III, Principal Executive Officer of Electronic Arts Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	The Sworn Statement Under Oath of E. Stanton McKee, Principal Financial Officer of Electronic Arts Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated: August 2, 2002	By:	/s/ RUTH A. KENNEDY
Ruth A. Kennedy, Esq. Senior Vice President, General Counsel and Secretary

ELECTRONIC ARTS INC.

INDEX OF EXHBITS

Exhibit Number	Description
99.1	The Sworn Statement Under Oath of Lawrence F. Probst III, Principal Executive Officer of Electronic Arts Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	The Sworn Statement Under Oath of E. Stanton McKee, Principal Financial Officer of Electronic Arts Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.